UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SHARPLINK GAMING, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SHARPLINK GAMING, INC.

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on September 24, 2025

Dear Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of SharpLink Gaming, Inc., a Delaware corporation (the “Company,” “SharpLink,” “we,” “us” or “our”), to be held at 5:00 P.M. Eastern Time on September 24, 2025 virtually via live audio webcast. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/SBET2025SM2.

At the Special Meeting, stockholders will be asked to consider and vote to adopt an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “common stock”) (“Proposal No. 1”) as more fully described in the accompanying proxy statement for the Special Meeting (the “Proxy Statement”).

Our Board of Directors unanimously recommends that you vote “FOR” Proposal No. 1.

The Proxy Statement accompanying this Notice of Special Meeting of Stockholders describes the proposal in detail. Stockholders of record at the close of business on August 22, 2025 (the “Record Date”) are entitled to notice of, to attend, and to vote at, the Special Meeting or any postponement or adjournment thereof. As of the Record Date, there were [●] shares of common stock issued and outstanding.

It is anticipated that on or about September 5, 2025, the Company shall commence mailing to all stockholders of record, as of the Record Date, this Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card. Financial and other information concerning SharpLink, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended (the “2024 Annual Report”), is accessible on the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov, or on SharpLink’s investor relations page at https://investors.sharplink.com.

We know of no other matters to be submitted at the Special Meeting other than as specified in this Notice of Special Meeting of Stockholders.

You can submit a proxy to vote your shares either by mailing in your proxy or submitting your proxy by Internet, or by phone. If submitting a proxy to vote by Internet or phone, your proxy must be received by 11:59 P.M. Eastern Time on September 23, 2025 to be counted at the Special Meeting. Detailed proxy voting instructions are provided both in the proxy statement and on the enclosed proxy card.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO VIRTUALLY ATTEND THE SPECIAL MEETING, PLEASE DATE AND SIGN THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES; OR YOU CAN SUBMIT A PROXY TO VOTE YOUR SHARES VIA TELEPHONE OR INTERNET. YOU CAN LATER REVOKE YOUR PROXY, VIRTUALLY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES ONLINE. PROXIES (AND REVOCATIONS OF PROXIES) SUBMITTED BY INTERNET OR PHONE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON SEPTEMBER 23, 2025.

[__], 2025	Sincerely,
/s/ Joseph Lubin
Joseph Lubin
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on September 24, 2025: Pursuant to the rules of the Securities and Exchange Commissions, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all our proxy materials by mail.

TABLE OF CONTENTS

Page

Information About the Special Meeting	1
Proposal No. 1 - To Approve an Amendment to Our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock of the Company	4
Security Ownership of Certain Beneficial Owners and Management	5
Householding of Proxy Materials	7
Incorporation by Reference	8
Other Matters	8
APPENDIX A: Certificate of Amendment to Amended and Restated Certificate of Incorporation of SharpLink Gaming, Inc.	A-1

i

SHARPLINK GAMING, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 24, 2025

INFORMATION ABOUT THE SPECIAL MEETING

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors (the “Board of Directors”) of SharpLink Gaming, Inc., a Delaware Corporation (the “Company,” “SharpLink,” “we,” “us” or “our”), to be voted at the Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 5:00 P.M. Eastern Time on September 24, 2025 virtually via live audio webcast, and thereafter as it may be adjourned or postponed from time to time. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/SBET2025SM2.

Purpose of the Special Meeting

At the Special Meeting, stockholders will be asked to consider and vote upon the following proposal:

1.	To adopt an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (the “common stock”).

We are not aware of any other matters that will come before the Special Meeting.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that you vote “FOR” Proposal No. 1.

Attending the Special Meeting

The Special Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Special Meeting physically in person. You may attend, vote and ask questions at the Special Meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials for the Special Meeting (the “Notice”) to log in to www.virtualshareholdermeeting.com/SBET2025SM2. You are entitled to attend the Special Meeting if you were a stockholder of record as of the close of business August 22, 2025. Beginning at 4:45 P.M. Eastern Time on the day of the Special Meeting, you will be able to check in using your control number included on your Notice or, if you received paper copies, your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.

The audio webcast of the Special Meeting will begin promptly at 5:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 4:45 P.M. Eastern Time, and you should allow reasonable time for the check-in procedures.

Technical Assistance at the Special Meeting

If you have difficulty accessing the Special Meeting, please call the phone number listed at www.virtualshareholdermeeting.com/SBET2025SM2.

1

Voting Procedures

Only holders of record of our common stock as of the close of business on August 22, 2025 (the “Record Date”) are entitled to notice of, and to vote in person or by proxy, at the Special Meeting or any adjournments or postponements thereof. As of the Record Date, there were [●] shares of common stock outstanding and entitled to vote at the Special Meeting and there are no other classes of securities outstanding that will be entitled to vote at the Special Meeting. Each share of common stock issued and outstanding as of the Record Date is entitled to one vote on the matter to be voted on at the Special Meeting. There are no cumulative voting rights.

●	Voting by Mail. You may submit your proxy by mail by completing, signing and mailing the enclosed proxy card in the enclosed, postage-paid envelope, or, for shares held in street name, by following the voting instructions provided by your broker, bank, trustee or nominee.

●	Voting by Internet. You can also choose to submit a proxy to vote your shares via the Internet by going to www.proxyvote.com. You will need your Control Number, which can be found on your proxy card. Use the Internet to transmit your vote up until 11:59 P.M. Eastern Time, on September 23, 2025.

●	Voting by Telephone. You submit a proxy to vote your shares by calling 1-800-690-6903. You will need your Control Number, which can be found on your proxy card. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on September 23, 2025.

Counting of Votes

Votes will be counted by the inspector of elections appointed for the Special Meeting. Votes will be counted by the inspector of elections for the proposal as votes “FOR,” “AGAINST,” “ABSTAIN” and, if applicable, broker non-votes. Abstentions will not be counted as votes “FOR” or “AGAINST” Proposal No. 1.

Change or Revocation of Proxy

If you are a registered stockholder, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.
●	You may grant a subsequent proxy through the Internet.
●	You may submit a proxy to vote by telephone at a later time.
●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401. Such notice will be considered timely if it is received at the indicated address by the close of business on September 23, 2025.
●	You may virtually attend the Special Meeting and vote online. Virtual attendance at the Special Meeting will not, by itself, revoke your proxy.

If your shares are held in street name, you may change your vote by timely submitting new voting instructions to your broker, bank, trustee or nominee or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by virtually attending the Special Meeting and voting online.

Quorum

A quorum of stockholders is necessary to transact business at the Special Meeting. The presence of the holders of stock representing at least one-third of the outstanding shares of stock of the Company issued and outstanding as of the Record Date and entitled to vote at the meeting, represented virtually or by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you participate in, and vote electronically at, the Special Meeting. Abstentions and broker non-votes, if any, will be counted towards the establishment of a quorum. Unsigned or unreturned proxies, including those not returned by banks, brokers or other record holders, will not be counted for quorum or voting purposes.

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Broker Non-Votes

Broker non-votes occur when brokers that hold their customers’ shares in street name sign and submit proxies for such shares and vote such shares on some matters but not on others. Such shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the broker lacks discretionary voting power to vote such shares. Because brokers have discretionary authority to vote on Proposal No. 1 at the Special Meeting, we do not anticipate any broker non-votes. A broker non-vote, if any, will only be used for the purpose of establishing a quorum and will not otherwise be counted in the voting process. Accordingly, broker non-votes, if any, will not affect the outcome of the proposal being voted on at the Special Meeting.

Voting Requirements

●	Proposal No. 1 - To adopt an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, the proposal must be approved by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote on such proposal. Brokers will have discretionary authority to vote on Proposal No. 1 to the extent a beneficial owner does not provide voting instructions with respect to this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and, therefore, will have no effect on the outcome of this proposal.

Incomplete Proxy Cards

If you return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable:

●	“FOR” the adoption of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock of the Company.

Cost of Soliciting Votes for the Special Meeting

We will bear the cost of soliciting proxies from our stockholders. Proxies will be solicited by mail and may also be solicited in person, by telephone or electronic communication, by our directors, officers and employees. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the U.S. Securities and Exchange Commission (the “SEC”), concerning the sending of proxies and proxy materials to the beneficial owners of our common stock.

Communications with the Board of Directors

Our stockholders may communicate with the members of our Board of Directors by writing directly to the Board of Directors or specified individual directors to:

SharpLink Gaming, Inc.

Attention: Corporate Secretary

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401, USA

Our Corporate Secretary will deliver any stockholder communications to the specified individual director, if so addressed, or to one of our directors who can address the matter. Communications are distributed to the Board of Directors, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication, unless the Corporate Secretary determines that the communication is unrelated to the duties and responsibilities of the Board of Directors, such as product inquiries, resumes, advertisements, or other promotional material. Communications that are unduly hostile, threatening, illegal, or similarly unsuitable will also not be distributed to the Board of Directors or any director. All communications excluded from distribution will be retained and made available to any non-management director upon request.

Voting Results

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

General

On August 22, 2025, the Board of Directors unanimously voted to approve, and to recommend to our stockholders that they adopt at the Special Meeting, an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 500,000,000 shares to 2,500,000,000 shares (the “Authorized Share Increase”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing description of the Certificate of Amendment is only a summary and is qualified in its entirety by reference to the actual text of the Certificate of Amendment, a copy of which is attached hereto as Appendix A.

Background and Purpose of the Authorized Share Increase

The Board of Directors has determined that we do not currently have a sufficient number authorized shares to accommodate our forecasted capital raising needs, based on our current outstanding shares of common stock and shares of common stock reserved for other issuance, including upon exercise of outstanding stock options, warrants and other arrangements. As of August 21, 2025, we had 500,000,000 shares of common stock authorized, of which 176,447,312 shares were issued and outstanding. In addition, the Board of Directors has reserved 18,116,448 shares of our common stock for issuance upon the exercise of outstanding warrants and pre-funded warrants, 11,025,144 shares of common stock for issuance for unvested restricted stock units, and 9,022 shares of common stock for issuance under our equity incentive plans for stock options. Accordingly, there are only approximately 294,402,074 shares of our authorized common stock unreserved and available for future issuance.

Our Board of Directors believes it is advisable and in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with our strategy to acquire the native cryptocurrency of the Ethereum block chain known as Ether, or “ETH,” (the “Ethereum Treasury Strategy”), future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentives and employee benefit plans, and for other general corporate purposes.

Impact of the Authorized Share Increase

If adopted, the Authorized Share Increase would increase the number of authorized shares of common stock of the Company from 500,000,000 shares of common stock to 2,500,000,000 shares of common stock. As a result, the total number of shares of capital stock the Company is authorized to issue would increase from 515,000,000 shares to 2,515,000,000 shares, inclusive of 15,000,000 shares of preferred stock.

If the Authorized Share Increase is adopted, the par value of the authorized shares of common stock, as well as the rights and powers (including voting rights), of each share of common stock will remain unchanged, although it could allow, in the future, further dilution of the outstanding shares of common stock. The Board of Directors has not proposed the Authorized Share Increase with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares of common stock for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

4

Risks of Not Approving This Proposal

If stockholders do not approve Proposal No. 1, our ability to pursue opportunities in which shares of our common stock could be issued and that our Board of Directors may determine would otherwise be in the best interest of the Company and our stockholders, including financing, investing and strategic transaction opportunities, the implementation of our Ethereum Treasury Strategy, and employee recruitment and retention purposes, would be negatively impacted.

Procedure for Effecting the Authorized Share Increase

If stockholders approve Proposal No. 1 and the Board of Directors decides to implement the Authorized Share Increase, the Authorized Share Increase will become effective either upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware or at such other date and time as is specified therein. Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable after the Special Meeting if Proposal No. 1 is approved, the Board of Directors may determine in its discretion to abandon the Authorized Share Increase at any time prior to the effectiveness of the Certificate of Amendment pursuant to Section 242(c) of the General Corporation Law of the State of Delaware.

Interest of Certain Persons in the Matter to Be Acted Upon

None of our officers and directors, nor any of their associates, have any interest in the action approved by our stockholders and described in this Proxy Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of our common stock) or holders of equity awards issued pursuant to the Amended and Restated SharpLink Gaming, Inc. 2023 Equity Incentive Plan (the “Plan”) through which the Authorized Share Increase may result in the ability to grant future equity awards under the Plan and increase liquidity of our common stock.

Vote Required

The affirmative vote of a majority of the votes cast at a meeting where a quorum of the stockholders of the Company is present is required to approve Proposal No. 1. Brokers will have discretionary authority to vote on Proposal No. 1 to the extent a beneficial owner does not provide voting instructions with respect to this proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 21, 2025 regarding the beneficial ownership by our management and all stockholders known to us to own beneficially more than 5% of our common stock:

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Common Stock (3)
Greater than 5% Stockholders

Consensys Software Inc. (4)	9,131,971	5.2%

Named Executive Officers
Rob Phythian, Co-CEO (5)	56,512	*
Robert DeLucia, CFO (6)	21,966	*
Joseph Chalom, Co-CEO (7)	0	*
Non-Employee Directors
Joseph Lubin (8)	6,434,213	3.6%
Leslie Bernhard (9)	44,721	*
Robert Gutkowski (9)	44,721	*
Obie McKenzie (9)	44,721	*
All directors and executive officers as a group	6,646,854	3.8%

(1)	Unless otherwise indicated, such individual’s address is c/o SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock relating to options currently exercisable or exercisable within 60 days of the date of this table are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(3)	Percentages are calculated based on 176,447,312 shares of common stock issued and outstanding as of August 21, 2025.

(4)	Consists of (i) 180,000 shares from the PIPE Offering, (ii) 3,966,340 pre-funded warrants from the PIPE Offering (iii) 34,000 shares of Common Stock from the May 2025 Registered Offering (defined below), (iv) 1,496,612 pre-funded warrants from the May 2025 Registered Offering, and (v) 3,455,019 Strategic Advisor Warrants (defined below). Matthew Corva, the General Counsel and Corporate Secretary of Consensys Software Inc. (“Consensys”), along with Daniel Sean Odell, the Chief Financial Officer of Consensys, have joint voting and investment control of the shares held by Consensys. As such, Mr. Corva and Mr. Odell may be deemed to be the beneficial owners of such shares. Mr. Corva and Mr. Odell, however, disclaim any beneficial ownership of the shares held by Consensys, except to the extent of their pecuniary interest therein.

Joseph Lubin is the Chairman of the Board of Directors of the Company and is also the Chief Executive Officer of Consensys. Mr. Lubin does not have any voting or investment control over the securities held by Consensys, however, Mr. Lubin disclaims any beneficial ownership of the shares held by Consensys, except to the extent of his pecuniary interest therein.

The address of Consensys is 5049 Edwards Ranch Rd., Ft. Worth, TX 76109.

On May 20, 2025, we entered into a securities purchase agreement with Consensys in connection with the Company’s reasonable best efforts registered offering (the “May 2025 Registered Offering”), pursuant to which we sold to Consensys (i) 34,000 shares of Common Stock and (ii) pre-funded warrants to purchase up to 1,496,612 shares of Common Stock. The shares of Common Stock were offered at an offering price of $2.94 per share.

On May 30, 2025, we entered into the strategic advisory agreement with Consensys (the “Strategic Advisory Agreement”), pursuant to which Consensys agreed to provide the Company with technical advisory services regarding the digital asset ecosystem, including Ether and related technologies, developments in the digital asset and crypto gaming industries, the selection of third-party vendors with respect to asset management and related digital asset services, and other strategic advice regarding the Company’s digital assets treasury operations. Consensys received warrants (the “Strategic Advisor Warrants”) to purchase up to 3,455,019 shares of Common Stock as compensation pursuant to the Strategic Advisory Agreement. The Strategic Advisor Warrants are exercisable at various prices per share of Common Stock as follows: (i) 1,382,007 shares of Common Stock at an exercise price of $6.15 per share of Common Stock; (ii) 691,004 shares of Common Stock at an exercise price of $6.765 per share of Common Stock; (iii) 691,004 shares of Common Stock at an exercise price of $7.38 per share of Common Stock; and (iv) 691,004 shares of Common Stock at an exercise price of $7.995 per share of Common Stock.

(5)	Excludes 459,348 unvested RSUs and 5,413 stock options.

(6)	Excludes 185,334 unvested RSUs and 1,609 stock options.

(7)	Excludes 443,385 unvested RSUs.

(8)	Consists of 6,434,213 pre-funded warrants from the PIPE Offering. Mr. Lubin is the Chairman of the Board of Directors of the Company and is the co-founder and Chief Executive Officer of Consensys, which acts as the strategic advisor to the Company.

(9)	Includes 1,389 unvested RSUs. Excludes 74,996 unvested RSUs.

6

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and any annual report, please notify your bank or broker, direct your written request to SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, Attention: Investor Relations, or contact by telephone at (612) 293-0619; or find our materials posted online at https://investors.sharplink.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2026 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion, stockholder proposals must be submitted in writing to Attn: Corporate Secretary, SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401, before December 2, 2025, which is 120 calendar days prior to the anniversary of the mailing date of the proxy statement relating to the 2025 annual meeting. Any such proposal must meet the requirements of the Company’s bylaws and all applicable laws and regulations.

Pursuant to the Company’s bylaws, for nominations of any person or persons for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder to be timely, the written notice must be received by the Corporate Secretary at the principal executive offices of the Company not later than the close of business on January 23, 2026 (the 90th day prior to the anniversary of the 2025 annual meeting) nor earlier than the close of business on December 24, 2025 (the 120th day prior to the first anniversary of the 2025 annual meeting). For the proposals sought to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder, to be timely, the written notice must be received by the Corporate Secretary at the principal executive offices of the Company by December 2, 2025, which is at least 120 days before the anniversary of the date that the 2025 annual meeting proxy statement was first mailed to stockholders. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

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INCORPORATION BY REFERENCE

Information on our website, other than our Proxy Statement, Notice of the Special Meeting, and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Special Meeting other than those specifically set forth in the Notice of the Special Meeting and knows of no matters to be brought before the Special Meeting.

By Order of the Board of Directors,

/s/ Joseph Lubin
Joseph Lubin
Chairman of the Board of Directors

Date: [__], 2025

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2025, as amended by the Company’s Form 10-K/A filed with the SEC on March 17, 2025 is available without charge upon written request to: Corporate Secretary, SharpLink Gaming, Inc., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

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APPENDIX A

THIRD AMENDMENT

TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHARPLINK GAMING, INC.

SharpLink Gaming, Inc., (the “Corporation”) a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is SharpLink Gaming, Inc.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending the Amended and Restated Certificate of Incorporation of the Corporation, as amended, as follows:

That Section 4.1 of Article FOUR of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, shall be deleted and the following paragraph shall be inserted in lieu thereof:

“4.1 The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 2,515,000,000 shares. 2,500,000,000 shares are designated as Common Stock, each having a par value of $0.0001, and 15,000,000 shares are designated as Preferred Stock, each having a par value of $0.0001.”

THIRD: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation entitled to vote thereon for their approval at a meeting thereof, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective as of [●], 2025 at 12:01 a.m. Eastern Time.

FIFTH: All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its Chief Executive Officer as of this [____] day of [___________], 2025.

SHARPLINK GAMING, INC.

By:
Name:	Rob Phythian
Title:	Co-Chief Executive Officer

A-1

SHARPLINK

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 23, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SBET2025SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 23, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78983-S21062 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SHARPLINK GAMING, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.	**For**	**Against**	**Abstain**
1. To adopt an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.0001, of the Company.	☐	☐	☐

Note: Please sign exactly as your name or names appear(s) on this Proxy. If two or more persons are joint owners of a share, this instrument must be executed by the person who is registered first in the Company's Register of Members. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V78984-S21062

SHARPLINK GAMING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DeLucia, Chief Financial Officer of the undersigned, and Rob Phythian, Co-Chief Executive Officer of the undersigned, or either of them, for and in the name(s) of the undersigned, with full power of substitution and revocation to vote any and all shares of common stock, par value $0.0001 per share, of SharpLink Gaming, Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Special Meeting of Stockholders to be held on September 24, 2025 at 5:00 P.M. Eastern Time virtually via live audio webcast at www.virtualshareholdermeeting.com/SBET2025SM2 and at any adjournment(s) or postponement(s) thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business and related resolutions as more fully described in the notice of and proxy statement of such Special Meeting of Stockholders (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

FOR THE FULL TEXT OF EACH RESOLUTION SEE THE RELEVANT ITEM IN THE PROXY STATEMENT.

SPECIAL MEETING OF STOCKHOLDERS OF
SHARPLINK GAMING, INC.

September 24, 2025

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on the reverse side)